Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the quarterly report on Form 10-Q of Verisk Analytics, Inc. for the period ended March 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

Lee M. Shavel, our Chief Executive Officer, and Elizabeth D. Mann, our Chief Financial Officer, each certifies that to the best of his or her knowledge:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of our operations.

/s/ Lee M. Shavel
Lee M. Shavel
Chief Executive Officer

/s/ Elizabeth D. Mann
Elizabeth D. Mann
Chief Financial Officer

Date: May 7, 2025